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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                              September 23, 1999
               Date of Report (Date of earliest event reported)


                                   OPTi INC.
            (Exact Name of Registrant as Specified in its Charter)
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  California                      000-21422                      77-0220697
(State or other
Jurisdiction of                                               (I.R.S. Employer
Incorporation)             (Commission File Number)          Identification No.)


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                                888 Tasman Dr.
                              Milpitas, CA 95035

              (Address of Principal Executive Offices) (Zip Code)

      Registrant's telephone number, including area code: (408) 486-8000

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Item 5. Other Events.

        On September 23, 1999, the registrant issued the press release attached as Exhibit 99.1 relating to declaration of cash dividends.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

        (c) Exhibits

                99.1 Press release issued by Registrant on September 23, 1999.
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                                  SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                      OPTi INC.

                                      /s/ Michael Mazzoni
                                      ------------------------------
                                      By: Michael Mazzoni
                                          Chief Financial Officer and Secretary

Date:  September 23, 1999